EXHIBIT 99.9



                               SEVENTH AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                         dated as of December 22, 2003

                                     among

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  as Seller,

                                D-M-E COMPANY,
                              as DME Subservicer,

                             UNILOY MILACRON INC.,
                                as Subservicer,

                          MILACRON MARKETING COMPANY,
                             as initial Servicer,

                      MARKET STREET FUNDING CORPORATION,
                                 as Purchaser,

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                               as Administrator.

          This SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of December 22, 2003, is made among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, UNILOY MILACRON INC., as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets; and

          B. The parties hereto wish to amend the Market Street Purchase Agreement as set forth below.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms have the respective meanings set forth in the Market Street Purchase Agreement.

          SECTION 2.  Amendments.

          (a) Section 1.01 is amended by deleting the reference to "$45,000,000" therein and substituting "$40,000,000" therefor.

          (b) Section 10.01 of the Market Street Purchase Agreement is amended by (i) redesignating clause "(s)" thereof as clause "(t)" and (ii) inserting the following new clause (s) in proper sequence:

               "(s) failure of Seller to deliver to the Administrator on or prior to February 13, 2004 a commitment letter, in form and substance reasonably satisfactory to the Administrator, providing for a receivables purchase facility or other credit facility for Parent, Seller or any of their respective affiliates (i) that is scheduled to close on or prior to February 27, 2004 and (ii) the proceeds of which will be used to permanently reduce the Purchaser's Total Investment to zero; or".

          (c) The definition of "Termination Date" set forth in Appendix A of the Market Street Purchase Agreement is amended by replacing the reference therein to "August 1, 2004" with "February 27, 2004".

          SECTION 3. Representations and Warranties. The Seller Parties jointly and severally represent and warrant as follows:

              (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement, as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof; and

              (b) after giving effect to this Amendment, no Liquidation
         Event (nor Unmatured Liquidation Event) shall exist as of the date of effectiveness hereof.

          SECTION 4.  Effectiveness.  This Amendment shall become effective upon
(a) receipt by the Administrator of this Amendment duly executed by the parties hereto and (b) the effectiveness of an amendment to the Liquidity Agreement extending the term of the Liquidity Agreement to February 27, 2004.

          SECTION 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts (including by facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                    MILACRON INC.


                                    By:   /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Vice President - Finance and Chief
                                    Financial Officer


                                    MILACRON COMMERCIAL CORP., as Seller


                                    By:   /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer and Assistant Secretary


                                    D-M-E COMPANY, as DME Subservicer


                                    By:   /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer


                                    UNILOY MILACRON INC., as Subservicer


                                    By:   /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer


                                    MILACRON MARKETING COMPANY, as the initial
                                    Servicer


                                    By:   /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer

                                    MARKET STREET FUNDING CORPORATION, as
                                    Purchaser


                                    By:  /s/ Evelyn Echevarria
                                       ----------------------------------------
                                    Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Administrator


                                    By:  /s/ John Smathers
                                       ----------------------------------------
                                    Title: Vice President